Exhibit 10.1
                                     FORM OF

                                OPTION AGREEMENT

                         FOR OFFICERS AND KEY EMPLOYEES

                      PURSUANT TO THE SEACOR HOLDINGS INC.

                            2003 SHARE INCENTIVE PLAN

           This OPTION AGREEMENT dated as of ______ (the "Agreement Date") sets forth the agreement of SEACOR HOLDINGS Inc., a Delaware corporation (the "Company"), to grant options to ________, an employee of the Company (the "Employee"), to purchase shares of the Company's common stock, par value $.01 (the "Common Stock"), on the terms and subject to the conditions hereinafter provided.

           The stock options to be granted pursuant hereto shall not be Incentive Stock Options (as defined in Section 422A of the Internal Revenue Code of 1986, as amended).

1. Agreement to Grant; Grant Dates and Numbers of Shares. The Company hereby agrees, subject to Paragraph 5, to grant to the Employee options to purchase a total of _____ shares of Common Stock (referred to collectively as the "Stock Options") in four installments as follows:

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        Options to purchase _____ shares to be granted on _____
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        Options to purchase _____ shares to be granted on _____
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        Options to purchase _____ shares to be granted on _____
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        Options to purchase _____ shares to be granted on _____
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Each of _____, _____, _____ and _____, ____ is referred to herein as a "Grant
Date". Stock Options granted on any Grant Date shall vest and become exercisable to purchase shares as provided in Paragraph 4.

           2. Exercise Price. The per share exercise price of the Stock Options to be granted on each Grant Date shall be equal to the Market Value on such Grant Date (i.e., the price of shares of Common Stock on the New York Stock Exchange on such Grant Date except as otherwise provided by the terms of the Agreement). The Company shall provide notice to the Employee of the per share exercise price of each grant of Stock Options hereunder promptly after the applicable Grant Date.

           3. Payment of Exercise Price. The option exercise price may be paid in cash, by the delivery of shares of Common Stock of the Company then owned by the Employee, or by a combination of these methods. Payments may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Company may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law, including, without limitation, in lieu of the exercise of Stock Options by delivery of shares of Common Stock of the Company then owned by the Employee, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company may issue to the Employee only the number of incremental shares to which the Employee is entitled upon exercise of the Stock Options. In determining which methods the

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Employee may utilize to pay the exercise price, the Company may consider such factors as it determines are appropriate.

           4. Vesting and Exercise Period.

           a. General. Subject to the terms and conditions set forth herein, the Stock Options granted on each Grant Date shall vest and be exercisable
____________________.

Subject to Paragraph 4b, no Stock Option awarded hereunder shall be exercisable later than ten years after the Agreement Date. The Stock Option awarded hereunder shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Employee's lifetime only by the Employee.

           b. Death. In the event of the Employee's death, each Stock Option that had been granted but was unexercised as of the date of death shall vest and become immediately exercisable, and may be exercised during the one-year period commencing on the date of death. In addition, in the event of the Employee's death, any and all Stock Options that are subject to grant under Paragraph 1 but have not yet been granted because, as of the date of death, the Grant Date had not yet occurred, shall be granted as of the date of death, which shall be the "Grant Date" for purposes thereof (or, if such date is not a business day on which the shares of Common Stock were traded, the "Grant Date" shall be the immediately preceding business day on which such shares were traded).

           c. Retirement. Subject to Paragraph 5, in the event of Employee's formal retirement from employment with the Company under acceptable circumstances as determined by the Committee in its sole discretion (which determination may be conditioned upon, among other things, the Employee entering into a non-competition agreement with the Company), each Stock Option that had been granted but was unexercised as of the date of retirement shall vest and become immediately exercisable, and may be exercised until the first to occur of
(i) the one year anniversary of the Employee's retirement date and (ii) the tenth anniversary of the Agreement Date. In addition, subject to Paragraph 5, in the event of such retirement, any and all Stock Options that are subject to grant under Paragraph 1 but have not yet been granted because, as of the date of such retirement, the Grant Date had not yet occurred, shall be granted as of the date of retirement, which shall be the "Grant Date" for purposes thereof (or, if such date is not in business day on which shares of Common Stock are traded, the "Grant Date" shall be the immediately preceding business day on which such shares were traded).

           d. Termination of Employment Without Cause. Subject to Paragraph 5, in the event Employee's employment is terminated by the Company without Cause (as defined below), each Stock Option that had been granted but was unexercised as of the date of termination shall vest and become immediately exercisable, and may be exercised until the first to occur of (i) the date which shall be ninety
(90) days after the effective date of such termination and (ii) the tenth anniversary of the Agreement Date. In addition, subject to Paragraph 5, in the event of a termination without Cause, any and all Stock Options that are subject to grant under Paragraph 1 but have not yet been granted because, as of the date of termination, the Grant Date had not yet occurred, shall be granted as of the date of termination, which shall be the "Grant Date" for purposes thereof (or, if such date is not a business day on which shares of Common Stock are traded, the "Grant Date" shall be the immediately preceding business day on which such shares were traded). For purposes hereof, "Cause" means (w) fraud, embezzlement or gross insubordination on the part of the Employee or breach by the Employee of his or her obligations under any Company policy or procedure; (x) conviction of or the entry of a plea of nolo contendere by the Employee for any felony; (y) a material breach of, or the willful failure or refusal by the Employee to perform and discharge, his or her duties, responsibilities or obligations, as an


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Employee; or (z) any act of moral turpitude or willful misconduct by the
Employee which (A) is intended to result in substantial personal enrichment of the Employee at the expense of the Company or any of its subsidiaries or affiliates or (B) has a material adverse impact on the business or reputation of the Company, or any of its subsidiaries or affiliates.

           5. Termination of Stock Options; Post-Employment Exercises. Except as provided for in Paragraphs 4b, 4c or 4d hereof, (i) no Stock Option represented by this Agreement may be exercised after termination of the Employee's employment with the Company, (ii) all Stock Options shall terminate and be of no further force or effect from and after the date of such termination and (iii) no Stock Options that were subject to grant under Paragraph 1 as of the date of termination of the Employee's employment with the Company (but had not been granted because, as of such date, the Grant Date had not yet occurred) shall be granted after such termination of employment and the Company's agreement to grant such Stock Options shall be of no further force or effect. Notwithstanding any provision of Paragraph 4c or 4d to the contrary, the exercise of any Stock Option after termination of the Employee's employment by reason of retirement as provided in Paragraph 4c or by reason of termination without Cause as provided in Paragraph 4d shall be subject to satisfaction of the conditions precedent that the Employee neither (i) competes with, or takes other employment with or renders services to a competitor of, the Company, its subsidiaries or affiliates without the written consent of the Company, nor (ii) conducts herself or himself in a manner adversely affecting the Company.

           6. Adjustment Provisions; Change in Control.

           a. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option (and each Stock Option to be granted pursuant to Paragraph 1) such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option had it been exercised in full (or granted and then exercised in full) immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of the Employee's rights hereunder, the Company will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued with respect to any Stock Option hereunder, the number and kind of shares subject to outstanding Stock Options (or to Stock Options to be granted under Paragraph 1), the exercise price applicable to outstanding Stock Options (or to Stock Options to be granted under Paragraph 1), and the Market Value (as hereinafter defined) and other value determinations applicable to outstanding Stock Options (or to Stock Options to be granted under Paragraph 1). Appropriate adjustments may also be made by the Company in the terms of any Stock Options to reflect such changes or distributions and to modify any other terms of outstanding Stock Options (or Stock Options to be granted under Paragraph 1) on an equitable basis.

           b. Notwithstanding any other provision hereunder, if there is a Change in Control of the Company, (i) all then outstanding Stock Options shall immediately become exercisable and (ii) all Stock Options then subject to grant under Paragraph 1 shall immediately be granted and become exercisable. The date of the Change in Control shall be the "Grant Date" for purposes thereof and the per share exercise price of such Stock Options shall be equal to their Market Value as of the date thereof. For purposes of this Paragraph 6b, a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

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                      (i) A change in control of the direction and
           administration of the Company's business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or

                      (ii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

                      (iii) The Company's Common Stock shall cease to be publicly traded; or

                      (iv) The Company's Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; or

                      (v) The Company's Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Paragraph 6b(ii) or (iii) above, and such transaction shall have been consummated.

           Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its stockholders and (B) any event listed in (i) through (v) above that the Board of Directors determines not to be a Change in Control of the Company, shall not constitute a Change in Control of the Company.

           For purposes of this Paragraph 6b, "Continuing Directors" shall mean
(x) the directors of the Company in office on the Agreement Date and (y) any successor to any such director and any additional director who after such date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.

           The Company, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate within a specified number of days after notice to the Employee and, subject to the following sentence, the Employee shall receive, with respect to each share of Common Stock subject to such Stock Option, an amount, if any, equal to the excess of the Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Company, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option the Grant Date of which shall be within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option is subject to the reporting requirements of Section 16 of the Exchange Act and no exception from liability under Section 16 of the Exchange Act is otherwise available to such holder.

           c. For purposes of Paragraph 6 and Paragraph 7, "Market Value" shall be the closing price of the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company's Common Stock is readily tradable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradable, Market Value shall mean the amount determined in good faith by the Company as the fair market value of the Common Stock of the Company.


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           7. Withholding. All payments or distributions of Stock Options made hereunder or of shares of Common Stock covered by Stock Options shall be net of any amounts required to be withheld pursuant to applicable federal, national, state and local tax withholding requirements. The Company may require the Employee to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such shares of Common Stock. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Employee as the Company shall determine. The Company may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit the Employee to pay all or a portion of the federal, national, state and local withholding taxes arising in connection with any Stock Option or shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Market Value equal to the amount to be withheld, provided that such withholding shall only be at rates required by applicable statutes or regulations.

           8. Tenure. The Employee's right to continue to serve the Company or any of its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by the award hereunder.

           9. Specific Restrictions Upon Option Shares. The Employee hereby agrees with the Company as follows:

           a. The Employee shall acquire shares of Common Stock hereunder for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the United States Securities Act of 1933, as amended (the "1933 Act"), and shall not dispose of any such shares in transactions which, in the opinion of counsel to the Company, violate the 1933 Act, or the rules and regulations thereunder, or any applicable state or national securities or "blue sky" laws; and further

           b. If any shares of Common Stock that are shares subject to the Stock Options shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the United States Securities Exchange Act of 1934, as amended) of any shares acquired hereunder shall be made by the Employee (or any other person) under such circumstances that he or she (or such person) may be deemed an underwriter, as defined in the 1933 Act; and further

           c. The Employee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the shares acquired hereunder such legends referring to the foregoing restrictions and any other applicable restrictions, as it may deem appropriate.

           10. Notices. Any notice required or permitted under this Option Agreement shall be deemed to have been duly given if delivered, telecopied or mailed, certified or registered mail, return receipt requested to the Employee at such address as the Company shall maintain for the Employee in its personnel records.

           11. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this agreement shall in no manner be construed to be a waiver of such provision or of any other provision hereof.

           12. Governing Law. The Option Agreement shall be governed by and construed according to the laws of the State of Delaware, applicable to agreements made and performed in that state.


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           13. Partial Invalidity. The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

           14. 2003 Share Incentive Plan Controls. This agreement is subject to all terms and provisions of the SEACOR HOLDINGS Inc. 2003 Share Incentive Plan (the "Plan"), which are incorporated herein by reference. In the event of any conflict, the terms and provisions of the Plan shall control over the terms and provisions of this agreement. All capitalized terms herein shall have the meanings given to such terms by the Plan unless otherwise defined herein or unless the context clearly indicates otherwise.

           IN WITNESS WHEREOF, the Company has executed this Option Agreement on the date and year first above written.



                                          SEACOR HOLDINGS INC.


                                          By:
                                             --------------------------------
                                          Name:
                                          Title:



The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Option Agreement.



                                             --------------------------------





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